Exhibit 99.1

                                                  LEASE INVESTMENT FLIGHT TRUST
                                                ASSET BACKED NOTES, SERIES 2001-1
                                                  MONTHLY REPORT TO NOTEHOLDERS
                                        All amounts in US dollars unless otherwise stated

Payment Date                          15th of each month
Convention                            Modified Following Business Day

Current Payment Date                     February 15, 2002
Current Calculation Date                 February 11, 2002


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1. Account Activity Summary between Calculation Dates
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                                                     Prior                                                             Balance on
                                                   Balance                Deposits             Withdrawals       Calculation Date

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Expense Account                               5,540,884.47              780,060.52           (1,781,912.33)          4,539,032.66
Collection Account                           91,540,217.07           15,171,676.00           (8,851,245.64)         97,860,647.43
Lessee Funded Account                        10,494,645.71              315,396.12                       -          10,810,041.83
Class A Contingent Collateral Account         3,048,494.13                5,106.36                       -           3,053,600.49
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Total                                       110,624,241.38           16,272,239.00          (10,633,157.97)        116,263,322.41
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2. Analysis of Expenses Account Activity
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Opening Balance on Previous Calculation Date                                                                         5,540,884.47
Transfer from Collection Account on Previous Payment Date                                                              780,060.52
Interim Transfer from (to) Collection Account                                                                       (1,225,359.46)
Payments on Previous Payment Date                                                                                     (413,246.07)
Interim Payments                                                                                                      (143,306.80)
Other                                                                                                                           -
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Balance on Current Calculation Date                                                                                  4,539,032.66
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3. Analysis of Collection Account Activity
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Opening Balance on Previous Calculation Date                                                                        91,540,217.07
Collections during Period
 - lease rentals                                                                                                    12,148,585.47
 - maintenance reserves                                                                                              1,312,231.73
 - other                                                                                                               311,008.57
 - interest income                                                                                                     174,490.77
Drawings under Credit or Liquidity Enhancement Facilities                                                                       -
Repayment of Drawings under Credit or Liquidity Enhancement Facilities                                                          -
Transfer to Expense Account on Previous Payment Date                                                                  (780,060.52)
Net Swap Receipts (Payments) on Previous Payment Date                                                               (3,765,972.51)
Net Transfers from (to) Lessee Funded Accounts                                                                        (311,028.57)
Aggregate Note Payments on Previous Payment Date                                                                    (3,994,184.04)
Interim Transfer from (to) Expense Account                                                                           1,225,359.46
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Balance on Current Calculation Date                                                                                 97,860,647.43
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Net Transfers pursuant to Section 3.07 of the Trust Indenture                                                                   -
                                                                                                           -----------------------
Available Collections                                                                                               97,860,647.43
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                                                            Page 1 of 5

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 3. Analysis of Collection Account Activity (Continued)
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Analysis of Current Payment Date Distributions

(i)        Required Expense Amount                                                                                     572,448.52
(ii)       (a)  Class A Interest                                                                                     2,042,814.92
           (b)  Swap Payments other than subordinated swap payments                                                  4,095,790.12
(iii)      Repayment of Senior Eligible Credit Facilities                                                                       -
(iv)       First Collection Account top-up                                                                          33,000,000.00
(v)        Class A Minimum principal payment                                                                         2,864,610.11
(vi)       Class B Interest                                                                                            630,605.84
(vii)      Repayment of Mezzanine Eligible Credit Facilities                                                                    -
(viii)     Second Collection account top-up                                                                         20,000,000.00
(ix)       Class B Minimum principal payment                                                                           379,032.01
(x)        Class C Interest                                                                                            719,681.67
(xi)       Repayment of Junior Eligible Credit Facilities                                                                       -
(xii)      Third Collection Account top-up                                                                          19,000,000.00
(xiii)     Class C Minimum principal payment                                                                                    -
(xiv)      Class D Interest                                                                                            281,797.23
(xv)       Repayment of Subordinate Eligible Credit Facilities                                                                  -
(xvi)      Fourth Collection Account top-up                                                                         11,000,000.00
(xvii)     Class D Minimum principal payment                                                                                    -
(xviii)    Expense Accrual                                                                                             395,817.59
(xix)      Additional and Step-up Interest
           (a)  Additional Interest                                                                                             -
           (b)  Maturity Step-up Interest                                                                                       -
           (c)  Registration Step-up Interest                                                                                   -
(xx)       Class A Scheduled principal                                                                               1,788,998.27
(xxi)      Class B Scheduled principal                                                                                 221,947.56
(xxii)     Class C Scheduled principal                                                                                          -
(xxiii)    Class D Scheduled principal                                                                                          -
(xxiv)     Reimbursement of Beneficial Interest Cure Payments                                                                   -
(xxv)      Expense Account for Modification Accruals and Refinancing Payments                                                   -
(xxvi)     Class A Outstanding Principal Balance                                                                       867,103.59
(xxvii)    Class B Outstanding Principal Balance                                                                                -
(xxviii)   Class C Outstanding Principal Balance                                                                                -
(xxix)     Class D Outstanding Principal Balance                                                                                -
(xxx)      Subordinated Swap Payments                                                                                           -
(xxxi)     Additional Servicing Obligations                                                                                     -
(xxxii)    Remainder to Beneficial Interest                                                                                     -


Analysis of Liquidity Reserve Amount

First Collection Account Top-up                                      33,000,000.00
Second Collection Account Top-up                                     20,000,000.00
Third Collection Account Top-up                                      19,000,000.00
Fourth Collection Account Top-up                                     11,000,000.00
                                                           ------------------------
  Total Liquidity Reserve Amount                                     83,000,000.00                                 (83,000,000.00)

             Total Payments with respect to Payment Date
                                                                                                           -----------------------
             less Collection Account Top Ups (iv), (viii), (xii), and (xvi) above                                   14,860,647.43
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                                                            Page 2 of 5



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4. Payments on the Notes by Subclass
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                                                                          Subclass                Subclass               Subclass
(a) Floating Rate Notes                                                        A-1                     A-2                    A-3
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Applicable LIBOR                                                          1.82000%                1.82000%               1.82000%
Applicable Margin                                                         0.39000%                0.43000%               0.43000%
Applicable Interest Rate                                                  2.21000%                2.25000%               2.25000%
Actual Number of Days                                                           31                      31                     31
Interest Amount Paid                                                    761,222.22              503,750.00             777,842.70
Additional Interest Paid                                                         -                       -                      -
Maturity Step-up Interest Amount Paid                                            -                       -                      -
Registration Step-up Interest Amount Paid                                        -                       -                      -
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Total Interest Paid                                                     761,222.22              503,750.00             777,842.70
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Expected Final Payment Date                                          July 15, 2003           July 15, 2004        August 15, 2010
Excess Amortization Date                                             July 15, 2003           July 15, 2004          July 15, 2001

Original Balance                                                    400,000,000.00          260,000,000.00         425,000,000.00
Opening Outstanding Principal Balance                               400,000,000.00          260,000,000.00         401,467,197.50
Total Principal Distribution Amount                                              -                       -           5,520,711.97
Redemption Amount:
  Amount allocable to principal                                                  -                       -                      -
  Amount allocable to premium                                                    -                       -                      -
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Closing Outstanding Principal Balance                               400,000,000.00          260,000,000.00         395,946,485.53
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                                                                          Subclass                Subclass               Subclass
(a) Floating Rate Notes (Continued)                                            B-1                     C-1                    D-1
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Applicable LIBOR                                                          1.82000%                1.82000%               1.82000%
Applicable Margin                                                         1.12000%                2.12000%               2.00000%
Applicable Interest Rate                                                  2.94000%                3.94000%               3.82000%
Number of Days                                                                  31                      31                     31
Interest Amount Payable                                                 148,592.29              234,101.67             115,130.56
Additional Interest Paid                                                         -                       -                      -
Registration Step-up Interest Amount Paid                                        -                       -                      -
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Total Interest Paid                                                     148,592.29              234,101.67             115,130.56
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Expected Final Payment Date                                           May 15, 2018            May 15, 2018           May 15, 2018
Excess Amortization Date                                             July 15, 2001            May 15, 2018        August 15, 2010

Original Balance                                                     60,000,000.00           69,000,000.00          35,000,000.00
Opening Outstanding Principal Balance                                58,693,463.71           69,000,000.00          35,000,000.00
Total Principal Distribution Amount                                     252,159.26                       -                      -
Redemption Amount:
 Amount allocable to principal                                                   -                       -                      -
 Amount allocable to premium                                                     -                       -                      -
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Closing Outstanding Principal Balance                                58,441,304.45           69,000,000.00          35,000,000.00
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                                                            Page 3 of 5


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4. Payments on the Notes by Subclass (Continued)
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                                                                          Subclass                Subclass               Subclass
(b) Fixed Rate Notes                                                           B-2                     C-2                    D-2
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Applicable Interest Rate                                                  7.12400%                8.09300%               8.00000%
Number of Days                                                                  30                      30                     30
Interest Amount Payable                                                 482,013.55              485,580.00             166,666.67
Additional Interest Paid                                                         -                       -                      -
Registration Step-up Interest Amount Paid                                        -                       -                      -
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Total Interest Paid                                                     482,013.55              485,580.00             166,666.67
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Expected Final Payment Date                                           May 15, 2018            May 15, 2018           May 15, 2018
Excess Amortization Date                                             July 15, 2001            May 15, 2018        August 15, 2010

Original Balance                                                     83,000,000.00           72,000,000.00          25,000,000.00
Opening Outstanding Principal Balance                                81,192,624.80           72,000,000.00          25,000,000.00
Total Principal Distribution Amount                                     348,820.31                       -                      -
Redemption Amount:
 Amount allocable to principal                                                   -                       -                      -
 Amount allocable to premium                                                     -                       -                      -
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Closing Outstanding Principal Balance                                80,843,804.49           72,000,000.00          25,000,000.00
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5. Floating Rate Note information for next Interest Accrual Period
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Next Payment Date                                                   March 15, 2002
Next Calculation Date                                               March 11, 2002
Reference Date                                                   February 13, 2002

                                                                          Subclass                Subclass               Subclass
                                                                               A-1                     A-2                    A-3
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Applicable LIBOR                                                          1.84750%                1.84750%               1.84750%
Applicable Margin                                                         0.39000%                0.43000%               0.43000%
Applicable Interest Rate                                                  2.23750%                2.27750%               2.27750%

                                                                          Subclass                Subclass               Subclass
                                                                               B-1                     C-1                    D-1
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Applicable LIBOR                                                          1.84750%                1.84750%               1.84750%
Applicable Margin                                                         1.12000%                2.12000%               2.00000%
Applicable Interest Rate                                                  2.96750%                3.96750%               3.84750%

                                                            Page 4 of 5


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6. Payments per $100,000 Initial Outstanding Principal Balance of Notes
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                                                                          Subclass                Subclass               Subclass
(a) Floating Rate Notes                                                        A-1                     A-2                    A-3
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Opening Outstanding Principal Balance                                   100,000.00              100,000.00              94,462.87
Total Principal Payments                                                         -                       -               1,298.99
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Closing Outstanding Principal Balance                                   100,000.00              100,000.00              93,163.88

Total Interest                                                              190.31                  193.75                 183.02
Total Premium                                                                    -                       -                      -
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                                                                          Subclass                Subclass               Subclass
(a) Floating Rate Notes                                                        B-1                     C-1                    D-1
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Opening Outstanding Principal Balance                                    97,822.44              100,000.00             100,000.00
Total Principal Payments                                                    420.27                       -                      -
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Closing Outstanding Principal Balance                                    97,402.17              100,000.00             100,000.00

Total Interest                                                              247.65                  339.28                 328.94
Total Premium                                                                    -                       -                      -
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                                                                          Subclass                Subclass               Subclass
(b) Fixed Rate Notes                                                           B-2                     C-2                    D-2
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Opening Outstanding Principal Balance                                    97,822.44              100,000.00             100,000.00
Total Principal Payments                                                    420.27                       -                      -
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Closing Outstanding Principal Balance                                    97,402.17              100,000.00             100,000.00

Total Interest                                                              580.74                  674.42                 666.67
Total Premium                                                                    -                       -                      -
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                                                            Page 5 of 5